UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 6, 2005

                            THE SERVICEMASTER COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


       Delaware                        1-14762                   36-3858106
       --------                        -------                   ----------
  (State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
   of Incorporation)                                      Identification Number)


    3250 Lacey Road, Suite 600, Downers Grove, Illinois              60515
    ---------------------------------------------------              -----
         (Address of Principal Executive Offices)                  (Zip Code)

         Registrant's telephone number, including area code: (630) 663-2000
                                                             --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___ Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act
    (17 CFR 240.14a - 12)

___ Pre-commencement communications pursuant to Rule 14d - 2(b) under the
    Exchange Act (17 CFR 240.14d(b))

___ Pre-commencement communications pursuant to Rule 13e - 4(c) under the
    Exchange Act (17 CFR 240.13e - 4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On May 6, 2005, The ServiceMaster Company ("ServiceMaster") amended its $500 million senior unsecured bank revolving credit facility dated as of May 19, 2004 among ServiceMaster, the lenders, JPMorgan Chase Bank, N.A. and Bank of America, N.A. as syndication agents, SunTrust Bank, as administrative agent, and U.S. Bank National Association and Wachovia Bank, N.A. as documentation agents (the "Credit Facility"). The Credit Facility was amended to extend the maturity date from May 19, 2009 to May 6, 2010 and reduce the facility fee under the Credit Facility from a range of .125 to .50% to .10 to .25% (depending on ServiceMaster's credit rating). In addition, the applicable eurocurrency margin over LIBOR at which loans can be made was reduced from a range of .625 to 1.50% to .45 to 1.125% (depending on ServiceMaster's credit rating).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in Item 2.03.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits.

         4.1 Amendment No. 1 dated as of May 6, 2005 to $500,000,000 Credit Agreement dated as of May 19, 2004 among The ServiceMaster Company, the lenders, JPMorgan Chase Bank, N.A. and Bank of America, N.A. as syndication agents, SunTrust Bank as administrative agent, and U.S. Bank National Association and Wachovia Bank, N.A. as documentation agents




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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            THE SERVICEMASTER COMPANY


Date:  May 12, 2005           By:  /s/  Jim L. Kaput
                                   ---------------------------------------------
                                  Jim L. Kaput
                                  Senior Vice President and General Counsel



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





                                  EXHIBIT INDEX
Exhibit
Number   Description of Exhibit
-------  ----------------------
4.1 Amendment No. 1 dated as of May 6, 2005 to $500,000,000 Credit Agreement dated as of May 19, 2004 among The ServiceMaster Company, the lenders, JPMorgan Chase Bank, N.A. and Bank of America, N.A. as syndication agents, SunTrust Bank as administrative agent, and U.S. Bank National Association and Wachovia Bank, N.A. as documentation agents





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